ADMA BIOLOGICS

ADMA Biologics

Groundbreaking Immunotechnology, One Connection at a Time

March 2019

Nasdaq: ADMA

FORWARD-LOOKING STATEMENTS

This presentation contains "forward-looking statements", pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, about ADMA Biologics, Inc. ("we", "our" or the "Company"), including, without limitation, statements that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "target," "anticipate," "plan," "planning," "expect," "believe," "will," "is likely", "will likely," "should," "could," "would," "may" or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements also include, without limitation, the anticipated benefits and synergies of our June 2017 acquisition of certain assets from Biotest Pharmaceuticals Corporation ("BPC") (the "BPC Transaction"), including optimization of the combined businesses, operations and products and services, including liquidity, debt repayment and capital return expectations, as well as the capitalization, resources and ownership structure of the combined company, the nature, strategy and focus of the combined company and the management and governance structure of the combined company, our plans to develop, manufacture, market, launch and expand our own commercial infrastructure and commercialize our current products and future products, the safety, efficacy and expected timing of, and our ability to, obtain and maintain regulatory approvals of our current products and product candidates, and the labeling or nature of any such approvals, the timeframe within which we may receive approval from the U.S. Food and Drug Administration ("FDA"), if at all, of our Biologics License Application ("BLA") for RI-002, our ability to address the outstanding issues in the FDA's Complete Response Letter (CRL), as well as other deficiencies existing at the manufacturing facility we acquired in the BPC Transaction, as well as a positive review of the optimized manufacturing process under a Prior Approval Supplement and related CRL responses by the FDA, our dependence upon our third-party and related party customers and vendors and their compliance with regulatory bodies, our ability to obtain adequate quantities of FDA-approved plasma with proper specifications, our plans to increase our supplies of plasma, the potential indications for our product candidates, our ability to expand our plasma center network, regulatory processes, interpretations of final data, possible characteristics of RI-002, acceptability of any of our products as well as RI-002 for any purpose, by physicians, patients or payers, concurrence by the FDA with our conclusions and the satisfaction by us of its guidance, the likelihood and timing of FDA action with respect to any further filings by the Company, results of the clinical development, continuing demonstrations of safety, comparability of results of RI-002 to other comparably run Intravenous Immune Globulin (IVIG) trials, improvements in clinical outcomes, the potential of RI-002 and BIVIGAM® to provide meaningful clinical improvement for patients living with Primary Immune Deficiency Disease (PIDD), our ability to market and promote Nabi-HB® in the competitive environment and to generate meaningful revenues, potential clinical trial initiations, potential investigational new product applications, BLAs, expansion plans, our intellectual property position, including our expectations of the scope of patent protection with respect to RI-002, or other future pipeline product candidates, the achievement of clinical and regulatory milestones, our manufacturing capabilities, third-party contractor capabilities and strategy, our plans relating to manufacturing, supply and other collaborative agreements, our estimates regarding expenses, capital requirements and needs for additional financing, possible or likely reimbursement levels for our currently marketed products and, if any, if and when RI-002 is approved for marketing, estimates regarding market size, projected growth and sales for our existing products as well as our expectations of market acceptance of RI-002, future economic conditions and performance, expectations for future capital requirements, commercialization efforts relating to our product candidates and the runway and limitation of our available cash and our ability to identify alternative sources of cash. The forward-looking statements contained herein represent the Company's estimates and assumptions only as of the date of this presentation, and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause our actual results, and the timing of certain events, to differ materially from any future results expressed or implied by the forward-looking statements, including, but not limited to, the risks and uncertainties described in our filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K, 10-Q and 8-K, and any amendments thereto.

WHO WE ARE

OUR MISSION

ADMA Biologics is a vertically integrated commercial biopharmaceutical company committed to manufacturing, marketing and developing specialty plasma-derived products for the immune-compromised and other patients at risk for infection.

It is our devotion to these underserved populations that fuels us, and our hands-on approach to production and development that sets us apart.

CORPORATE HIGHLIGHTS

VERTICALLY-INTEGRATED COMMERCIAL BIOPHARMACEUTICAL COMPANY

Operates an FDA-approved 400,000L capacity plasma therapeutics manufacturing facility with potential for expansion

Products acquired: Nabi-HB® (Hepatitis B IG, Human) and BIVIGAM® (IVIG, Human)

Control all aspects of drug substance manufacturing, regulatory compliance and business operations

Ability to increase market share and grow revenue through anticipated product launches

Plans to expand pipeline with significant cost savings and differentiated immune product candidates

RI-002: LEAD PIPELINE PRODUCT CANDIDATE

- Novel IVIG, manufactured using a unique, patented plasma pooling design
- Pivotal Phase III trial in PIDD met primary endpoint and reported positive secondary endpoints
- BLA resubmitted 3Q 2018 with Prescription Drug User Fee Act (PDUFA) action due date of April 2, 2019

REVENUE OPPORTUNITIES FROM MULTI-FACETED PLATFORM

- Current commercial U.S. FDA licensed products
- Contract manufacturing and laboratory services agreements in place
- Intermediate paste sales
- ADMA Bio Centers plasma collection subsidiary provides source plasma to 3rd parties
- Additional plasma-based product candidates in development

- Multiple revenue sources, experienced executive leadership team
- Near and mid-term value creating milestones

CURRENT NEAR & MID-TERM OBJECTIVES

Regulatory Update

- Manufacturing plant FDA compliance status improved to Voluntary Action Indicated (VAI)
- FDA approval received for BIVIGAM® Prior Approval Supplement (PAS) Drug Product Fill/Finish
- Rapid response submitted January 4, 2019 to FDA for BIVIGAM® PAS Complete Response Letter (CRL) – Subsequently, FDA has provided information requests regarding the CRL resubmission and the Company has responded
- RI-002 BLA Resubmitted to FDA for approval - April 2, 2019 PDUFA target action date
- Continue to manufacture and release NABI-HB® for commercial sale



Our Top Priorities:

- Obtain approval for BIVIGAM® in the U.S.
- Relaunch BIVIGAM® in the U.S.
- Obtain approval for RI-002
- Launch of RI-002
- Ensure that Warning Letter is closed-out
- Increase penetration and utilization of Nabi-HB®
- Ongoing continuous improvements to quality management systems and enhancements to manufacturing processes
  - Continue to release commercial drug product



Focused on Engaging FDA to Complete Two Potential Product Candidate Approvals While Continuing to Operate in Compliance

EXPERIENCED MANAGEMENT TEAM AND BOARD OF DIRECTORS

NAME	SELECTED CURRENT OF PAST AFFILIATIONS
Adam Grossman Founder, President, CEO & Director	MedImmune; GENESIS BPS; Genesis Bio-Pharmaceuticals, Inc.; nhs NATIONAL HOSPITAL SPECIALTIES; American Red Cross
Brian Lenz, CPA Executive Vice President, Chief Financial Officer	KPMG; BioNJ; CorMedix
James Mond, MD, PhD Executive Vice President, Chief Scientific Officer & Chief Medical Officer	National Institutes of Health; BIOSYNEXUS Incorporated
Steven Elms Chairman	AISLING CAPITAL; HAMBRECHT & QUIST
Dr. Jerrold Grossman Founder & Vice Chairman	GENESIS BPS; Genesis Bio-Pharmaceuticals, Inc.; nhs NATIONAL HOSPITAL SPECIALTIES; IMMUNO; New York Blood Center
Lawrence Guiheen Director	Baxter; PPTA; KEDRION BIOPHARMA
Eric Richman Director	PharmAthene; MedImmune; HealthCare Ventures LLC
Dov Goldstein, MD Director	AISLING CAPITAL; HealthCare Ventures LLC; Vicuron Pharmaceuticals
Bryant Fong Director	BIOMARK CAPITAL

BLOOD & PLASMA COMPOSITION

Blood Contains: Plasma, Red Cells, White Cells and Platelets

Plasma Contains: Protein and Water

Plasma Proteins Contain Many Therapeutic Benefits

- IVIG is made from a key therapeutic protein in plasma: IgG
- IgG = naturally occurring polyclonal antibodies against bacteria, fungus and viruses
- Other therapeutic products made from plasma proteins include: albumin, coagulation factors, alpha-1, C-1 etc.

Composition of Blood



45%
RED & WHITE BLOOD CELLS AND PLATELETS
55% PLASMA
90% WATER
7% PROTEIN
3% OTHER
60% ALBUMIN
15% IgG
1% FACTOR VIII
24% OTHER

ADMA optimized IG manufacturing process to include validation for all intermediate fractions - Maximizing revenue from each L of plasma

ADMA IS ONE OF A HANDFUL OF VERTICALLY INTEGRATED PLASMA PRODUCTS AND SPECIALTY IMMUNE GLOBULIN MANUFACTURERS IN THE U.S.

- Track record of receiving FDA approval for plasma collection centers
- ~400,000L annual capacity plasma fractionation and purification plant operating in FDA compliance
- ADMA Bio Centers subsidiary provides a portion of source plasma
- Full regulatory, quality and compliance control of all products and operations
- FDA licensed products including Nabi-HB® (Hepatitis B Immune Globulin, Human) and BIVIGAM® (Immune Globulin Intravenous, Human)
- RI-002 BLA resubmitted 3Q18, with PDUFA target action date of April 2, 2019
- Strong patent portfolio across hyperimmune IG landscape
- Experienced plasma products commercialization team
- Acquired contractual agreement for manufacturing of immune globulin paste for a third party's licensed hyperimmune globulin
- Platform for developing additional hyperimmune and specialty IG products
- Additional potential contract manufacturing opportunities to add accretive revenues


DRUG MANUFACTURING COMMERCIAL & PIPELINE PRODUCTS
PLASMA COLLECTION
CONTRACT MANUFACTURING & TESTING
REVENUE INTEGRAATION PLATFORM

Building blocks in place to support manufacturing and commercial product opportunities to generate meaningful sources of revenue

ADMA BIOLOGICS

Market Opportunities

Commercial Overview, RI-002 & Pipeline

GROWTH DRIVERS: PLASMA MARKET IS SIZEABLE

IMMUNE GLOBULIN (IG) (e.g., BIVIGAM®) is a pooled plasma product from healthy plasma donors, containing a range of polyclonal antibodies against common pathogens

IG IS USED TO TREAT A WIDE VARIETY OF DISORDERS

- Primary immune deficiencies
- Autoimmune diseases
- Immune-compromised patients
- Neuropathic diseases

IG WIDELY MARKETED IN THE U.S.

7 companies are currently marketing IG, including CSL Behring, Grifols and Shire

IG UTILIZATION INCREASING DUE TO

- New research and data
- New markets (emerging countries)
- Aging population

~$6 Billion U.S. Immune Globulin (IG) Market

U.S. IG market (2010-17)

Billions of dollars


10
8
6
4
2
0
~$2.8
~$3.1
~$3.6
~$4.1
~$4.5
~$4.9
~$5.4
~$5.9
2010
2011
2012
2013
2014
2015
2016
2017*

*** Plus 2017 ~ $300M Hyperimmune Globulin Sales**

Projected 5 to 7% year over year growth anticipated through 2027

Source: ADMA information, on file, AAAAI, FDA, Product prescribing information, United Healthcare, Aetna, L.E.K. Consulting research and analysis
Any market information for IVIG is not necessarily indicative of the expected market for RI-002, BIVIGAM® or Nabi-HB®

COMMERCIAL PRODUCTS: ESTABLISHED BRANDS IN AN EXPANDING IG MARKET

BIVIGAM
Immune Globulin Intravenous (Human), 10% Liquid

BIVIGAM®
(Immune Globulin Intravenous, Human)

FDA-Approved protection against serious infections

- Human intravenous immune globulin, 10% liquid
- Indicated for the treatment of patients with PIDD
- Contains a wide spectrum of polyclonal antibodies against endemic pathogens

Nabi-HB®
Hepatitis B Immune Globulin (Human)

Nabi-HB®
(Hepatitis B Immune Globulin, Human)

FDA-Approved to provide enhanced immunity against Hepatitis B

- Successfully used for over 17 years to protect against hepatitis B infection among newly exposed individuals
- Manufactured from plasma obtained from vaccinated donors with high titers of human antibodies to Hepatitis B surface antigen, anti-HBs

Immediate commercial product opportunity with established immunoglobulin brands

IG IS WIDELY USED AND REIMBURSED

FDA-Approved Uses*	Additional Reimbursed Evidence-Based Uses		
Primary immunodeficiency (PIDD)	Acquired red cell aplasia	Multiple myeloma	Rasmussen's syndrome
Multifocal motor neuropathy	Bone marrow transplantation	Myasthenia gravis	Renal transplant from liver donor
B-cell chronic lymphocytic leukemia	Dermatomyositis	Neonatal hemochromatosis	Solid organ transplantation
Immune thrombocytopenic purpura	Enteroviral meningoencephalitis	Parvovirus B19	Staphylococcal toxic shock
Kawasaki syndrome	Established bacterial sepsis	Pediatric HIV	Systemic lupus erythematosus
Chronic inflammatory demyelinating polyneuropathy	Multiple sclerosis	Post transfusion purpura	Toxic epidemal necrolysis

Payers appreciate and understand the proven, evidence-based benefits of IG

* Not all uses approved for all IG products by FDA.
Source: ADMA information, on file, AAAAI, FDA, Product prescribing information, United Healthcare, Aetna, L.E.K. Consulting research and analysis

PIDD IS A SIGNIFICANT MARKET OPPORTUNITY FOR ADMA

ADMA BIOLOGICS

~250,000 PIDD PATIENTS in the U.S.

~50% are treated with IG

THE ADMA PORTFOLIO OF IG PRODUCTS can help treat two major subsets of the PIDD population

BIVIGAM® targets the general population of 250,000 PIDD patients

RI-002 could target the most at-risk and severely immune compromised population of PIDD patients (chart on right), if approved

RI-002 Potential Target Population

Class	Est. Incidence (U.S.) Population	Target Population Numbers
Common Variable Immune Deficiency (CVID)	1 in 25,000 to 1 in 50,000 (7,000-14,000 patients)	2,000 to 5,000 patients
Severe Combined Immune Deficiency Syndrome (SCID)	New diagnoses of ~100 cases reported each year	500-1,000 patients on IVIG post transplant
Wiskott-Aldrich Syndrome (WAS)	4 in every 1,000,000 males has the disorder – sometimes not diagnosed until adulthood	600 patients on IVIG therapy
DiGeorge Syndrome (DGS)	1 in 4,000 births suffers from DGS (700-800 patients)	1,000 patients receive IVIG therapy
Ataxia Telangiectasia (AT)	1 in 40,000 to 1 in 100,000	3,000 to 8,000 patients
X-Linked Hyper IgM Deficiency (XHMD)	2 in every 1,000,000 males	350 patients receive IVIG therapy
X-Linked Agammagobulinanemia (XLA)	1 in 10,000 are diagnosed with XLA (35,000 patients)	3,500 patients are more susceptible to viral infections

Potential relaunch of BIVIGAM® offers opportunity to increase ADMA's market penetration in PIDD market by approximately 10X

Source: ADMA information, on file, AAAAI, FDA, Product prescribing information, United Healthcare, Aetna, L.E.K. Consulting research and analysis

ADMA IS AN ADVOCATE FOR THE PIDD PATIENT

Risk Factors for Infection in PIDD

- Type and severity of immune deficiency
- Age
- Impaired pulmonary function
  - Bronchiectasis
  - Asthma
  - History of respiratory infection/environmental conditions
  - Chronic lung disease



2013 IDF National PIDD Patient Treatment Survey

63% of respondents reported having asthma, 13% have COPD

46% of PIDD patients reported they suffer from chronic lung conditions

40% of PIDD patients report lung infections and other infections in the prior 12 months

~5% of PIDD patients reported being hospitalized in the prior 12 months due to lung impairments

One infection is one too many!
Each time a PIDD patient gets a serious infection, irreparable damage occurs

LEADING A NEW PARADIGM IN IMMUNOTECHNOLOGY: RI-002

RI-002

- Our lead product candidate, RI-002, is being developed for the treatment of PIDD
- Completed a pivotal Phase III clinical study, met primary endpoint and reported positive secondary endpoint(s)
- RI-002 is the basis for ADMA's patented methodology for immunoglobulins
- Resubmitted BLA for RI-002 in 3Q 2018, PDUFA target action date April 2, 2019

The Donors Make The Difference

- RI-002 is manufactured using a plasma pool which is formed by using normal source plasma and plasma from donors tested using our patented methodology
- We then use a process called fractionation, which purifies immune globulins (IgG)
- This blended plasma pool results in a final IVIG product containing naturally occurring polyclonal anti-pathogen antibodies

Our IP & Process Sets Us Apart

- We use our proprietary, patented Respiratory Syncytial Virus (RSV) microneutralization assay to test for appropriate levels of neutralizing antibodies to RSV in the donor's plasma
- Patent is titled "Compositions and Methods for Treatment of Immunodeficiency"
- Expires in 2035

RI-002 demonstrated positive results and met its primary endpoint in the pivotal Phase III study in patients with PIDD

DISCOVER THE DIFFERENCE OF ADMA'S PATENTED IMMUNOTECHNOLOGY



SCREEN AND IDENTIFY HIGH-TITER DONORS

Hyperimmune donors with high-titer antibodies to select pathogens are identified





PROPRIETARY TESTING

A proprietary microneutralization assay quantitatively measures titer levels of neutralizing RSV antibodies in plasma donor samples



TAILORED COMPOSITIONS

Tailored plasma pools are derived from a unique blend of normal source plasma and plasma obtained from the selected donors

PATENTS ISSUED

9,107,906
9,714,283
9,815,886
9,969,793
Expiration 2035

ADMA PIPELINE

Potential Follow-On Indication Populations for RI-002

After initial FDA approval for PIDD, ADMA intends to seek to expand the label for RI-002 to address these populations' unmet medical needs regarding RSV infection management

- HSCT/Bone Marrow Transplant
  - ~25,000 procedures/year performed in the U.S.
- Solid Organ Transplant (lung, heart, liver and multi-organ)
  - ~11,000 solid organ transplants/year (excluding kidney transplants) performed in the U.S.
- Cancer patients receiving chemotherapy
  - ~375,000 patients/year receive chemotherapy in the U.S. (winter months)

Published data suggests additional label expansion opportunities may be available for RI-002 RSV post approval for PIDD

Potential Follow-On Specialty Plasma Products

By leveraging ADMA's IP, know-how and expertise, we may seek to expand our product portfolio with additional specialty IG products by building upon our core competency of identifying high-titer plasma donors and plasma products manufacturing expertise







We believe ADMA's IP and manufacturing capabilities establish a platform for developing future specialty IG products targeting problematic pathogens

ADMA PRODUCTS, PIPELINE AND ONGOING R&D

Product / Candidate	R&D Activity / Other Information	Pre-clinical	Phase I	Phase II	Phase III	BLA Submitted	FDA Approved / Marketed
BIVIGAM® Human, Immunoglobulin intravenous	Pediatric Indication / Manufacturing Optimization						Awaiting FDA action on CRL responses for Prior Approval Supplement
Nabi-HB® Hepatitis B, Hyperimmune Globulin	IM formulation						
RI-002 Human, Immunoglobulin intravenous	IVIG prepared using ADMA's immunoglobulin patents						
Pathogen of interest - New Product 1	Assay and specialty donor collection program						
Pathogen of interest - New Product 2	Assay and specialty donor collection program						

ADMA BIOLOGICS

Milestones & Financial Highlights



MILESTONES

Recently Completed

- Completed a $72.5M debt financing facility with Perceptive Advisors
- Successfully closed-out April 2018 FDA inspection
  - Inspection classification status improved to VAI
- Submitted RI-002 CRL response and resubmitted BLA for review
  - Received PDUFA target action date of April 2, 2019
- Responded to CRL for BIVIGAM® PAS
- Obtained FDA approval for Kennesaw, GA plasma collection center
- Achieved year-over-year revenue growth in 2018
- Extinguished approximately 19% of total outstanding common stock issued to BPC in June 2017 (8.6M shares)
- Four U.S. patents granted for compositions and methods for the treatment of immunodeficiency

Other Significant Milestones and Achievements

- Completed acquisition and integration of strategic manufacturing assets and commercial products from BPC
- Phase III study RI-002: Positive primary endpoint data
  - Secondary endpoint results announced from positive Phase III trial
  - Peer reviewed publication of final study analysis and results

Future & Ongoing Objectives 2019

- Obtain FDA approval for BIVIGAM® PAS
- Relaunch BIVIGAM® in the U.S.
- PDUFA target action date April 2, 2019 for RI-002
- Potential commercial sales of RI-002
- Disclose potential product development pipeline consisting of additional specialty plasma and/or hyperimmune IG products
- Work with FDA to close-out Warning Letter
- Commercial launch for RI-002
- Evaluate potential for manufacturing capacity expansion post product candidates' approvals

FINANCIAL INFORMATION

Financial Summary: 12/31/18 Results*	
Cash, cash equivalents	$22.8M
Total assets	$88.9M
Total liabilities	$69.1M
Total stockholders' equity	$19.8M
Revenue	$17.0M
Common stock outstanding	46.4M
Fully diluted common stock outstanding	51.2M

* Subsequent Event: Perceptive Advisors Debt Refinancing Completed February 2019 Provides for up to $27.5M Upon Either BIVIGAM or RI-002 Approval

SUBSTANTIAL REVENUE OPPORTUNTIES AND PRODUCT DEVELOPMENT PLATFORM

DRUG MANUFACTURING COMMERCIAL & PIPELINE PRODUCTS

- FDA LICENSED FACILITY
- PROCESS VALIDATION
- EXISTING COMMERCIAL PRODUCTS
- PIPELINE USING IMMUNOTECHNOLOGY IP

PLASMA COLLECTION

- VERTICAL INTEGRATION
- ABILITY TO SUPPLY A PORTION OF THE INTERNAL NEEDS AND SELL TO 3rd PARTIES
- NORMAL SOURCE & HYPERIMMUNE COLLECTION ABILITIES

CONTRACT MANUFACTURING & TESTING

- CURRENT CONTRACT FOR HYPERIMMUNE GLOBULIN
- MONOCLONAL FACILITY
- FULL QC LABORATORY

- Multiple revenue sources, experienced executive leadership team
- Near and mid-term value creating milestones